SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	July 3, 2003

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 235-5500

Item 9. Regulation FD Disclosure (the following discussion is furnished under Item 12. Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 3, 2003, Terayon Communication Systems, Inc. (Company) announced via press release revised guidance for the Company’s financial results for the second quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of the Form 8-K are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7. Exhibits.

99.1	Press Release, dated as of July 3, 2003, entitled Terayon Provides Update on Better Than Expected Second Quarter Financial Performance.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

	By:	/s/ Arthur T. Taylor

Arthur T. Taylor Chief Financial Officer

Date: July 3, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated as of July 3, 2003, entitled Terayon Provides Update on Better Than Expected Second Quarter Financial Performance.